EXHIBIT 99.1

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           Bank

                                 $[564,795,100]
                                  (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2005-6
                                    (Issuer)

                                   MARM 2005-6

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)

                         UBS Real Estate Securities Inc.
                                  (Transferor)

                             Wells Fargo Bank, N.A.
                                (Master Servicer)

                Mortgage Pass-Through Certificates, Series 2005-6


               Initial Certificate                                                                                 Expected
                Principal Balance                                                                               Initial Rating
  Offered          or Notional        Initial Pass-                              Initial W.A.     W.A. Reset      of Offered
Certificates      Amount (1)(2)       Through Rate        Principal Types       Months to Reset     Margin     Certificates (3)
------------   -------------------    -------------   -----------------------   ---------------   ----------   ----------------
   1-A-1          $[93,218,000]          []%(4)        Senior, Pass-Through             3          [1.93]%           AAA
   2-A-1          $[25,087,000]          []%(5)        Senior, Pass-Through            51          [2.54]%           AAA
   3-A-1          $[71,946,000]        [4.475]%(6)     Senior, Pass-Through            34          [2.19]%           AAA
   4-A-1          $[69,456,000]        [4.743]%(7)     Senior, Pass-Through            59          [2.18]%           AAA
   5-A-1          $[184,291,000]       [5.103]%(8)     Senior, Pass-Through            58          [1.90]%           AAA
   6-A-1          $[81,719,000]        [4.874]%(9)     Senior, Pass-Through            82          [2.22]%           AAA
   7-A-1          $[39,078,000]       [5.363]%(10)     Senior, Pass-Through           117          [1.98]%           AAA
   1-A-X        $[93,218,000](11)        []%(12)      Senior, Notional Amount           3          [1.93]%           AAA
   2-A-X        $[25,087,000](13)        []%(14)      Senior, Notional Amount          51          [2.54]%           AAA
   3-A-X        $[71,946,000](15)        []%(16)      Senior, Notional Amount          34          [2.19]%           AAA
   4-A-X        $[69,456,000](17)        []%(18)      Senior, Notional Amount          59          [2.18]%           AAA
   6-A-X        $[81,719,000](19)        []%(20)      Senior, Notional Amount          82          [2.22]%           AAA
    A-LR              $50                []%(21)         Senior, Residual             N/A            N/A             AAA
    A-UR              $50                []%(21)         Senior, Residual             N/A            N/A             AAA
    B-1               $[TBD]             []%(22)            Subordinate              [TBD]          [TBD]%            AA
    B-2               $[TBD]             []%(22)            Subordinate              [TBD]          [TBD]%            A
    B-3               $[TBD]             []%(22)            Subordinate              [TBD]          [TBD]%           BBB
Non-Offered
Certificates
------------
    B-4               $[TBD]             []%(22)            Subordinate              [TBD]          [TBD]%            BB
    B-5               $[TBD]             []%(22)            Subordinate              [TBD]          [TBD]%            B
    B-6               $[TBD]             []%(22)            Subordinate              [TBD]          [TBD]%            NR


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the prospectus supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/-5%.

(3) Ratings on the senior certificates are expected from two of the following three rating agencies: Fitch, Moody's and S&P. Ratings on the subordinate certificates are expected from one of the three above rating agencies.


The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

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           Bank


(4) The pass through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to one-month LIBOR plus []%, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date). In addition, the holders of the Class 1-A-1 certificates will also be entitled to receive basis risk payments from certain amounts, if any, distributable on the Class 1-A-X certificates, to the extent that the pass-through rate of the Class 1-A-1 certificates is limited by the maximum rate described in the preceding sentence.

(5) The pass through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to one-month LIBOR plus []%, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date). In addition, the holders of the Class 2-A-1 certificates will also be entitled to receive basis risk payments from certain amounts, if any, distributable on the Class 2-A-X certificates, to the extent that the pass-through rate of the Class 2-A-1 certificates is limited by the maximum rate described in the preceding sentence.

(6) The pass-through rate for the Class 3-A-1 certificates for each distribution date prior to the distribution date in [April 2008] will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) minus approximately []%. The pass-through rate for the Class 3-A-1 certificates for each distribution date in or after [April 2008] will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) minus approximately []%.

(7) The pass-through rate for the Class 4-A-1 certificates for each distribution date prior to the distribution date in [April 2010] will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) minus approximately []%. The pass-through rate for the Class 4-A-1 certificates for each distribution date in or after [April 2010] will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) minus approximately []%.

(8) The pass-through rate for the Class 5-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(9) The pass-through rate for the Class 6-A-1 certificates for each distribution date prior to the distribution date in [April 2012] will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) minus approximately []%. The pass-through rate for the Class 6-A-1 certificates for each distribution date in or after [April 2012] will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) minus approximately []%.

(10) The pass-through rate for the Class 7-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the seventh loan group, weighted on the basis of the outstanding principal balances of the loans in the seventh loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(11) The Class 1-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on its notional amount. The Class 1-A-X certificates will also be entitled to certain prepayment penalties, premiums and charges with respect to the loans in the first loan group.

(12) The pass-through rate for the Class 1-A-X certificates (i) for the first distribution date will be a per annum rate equal to []% per annum and (ii) for each distribution date following the first distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) minus the pass-through rate of the Class 1-A-1 for that


The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

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           Bank


      distribution date. Any basis risk payments to the Class 1-A-1 certificate will result in a reduction in the interest otherwise distributable to the Class 1-A-X certificates.

(13) The Class 2-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on its notional amount. The Class 2-A-X certificates will also be entitled to certain prepayment penalties, premiums and charges with respect to the loans in the second loan group.

(14) The pass-through rate for the Class 2-A-X certificates (i) for the first distribution date will be a per annum rate equal to []% per annum and (ii) for each distribution date following the first distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) minus the pass-through rate of the Class 2-A-1 for that distribution date. Any basis risk payments to the Class 2-A-1 certificate will result in a reduction in the interest otherwise distributable to the Class 2-A-X certificates.

(15) The Class 3-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on its notional amount. The Class 3-A-X certificates will also be entitled to certain prepayment penalties, premiums and charges with respect to the loans in the third loan group.

(16) The pass-through rate for the Class 3-A-X certificates for each distribution date prior to the distribution date in [April 2008] will be a per annum rate equal to approximately []%. The pass-through rate for the Class 3-A-X certificates for each distribution date in or after [April 2008] will be a per annum rate equal to approximately []%.

(17) The Class 4-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on its notional amount. The Class 4-A-X certificates will also be entitled to certain prepayment penalties, premiums and charges with respect to the loans in the fourth loan group.

(18) The pass-through rate for the Class 4-A-X certificates for each distribution date prior to the distribution date in [April 2010] will be a per annum rate equal to approximately []%. The pass-through rate for the Class 4-A-X certificates for each distribution date in or after [April 2010] will be a per annum rate equal to approximately []%.

(19) The Class 6-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on its notional amount. The Class 6-A-X certificates will also be entitled to certain prepayment penalties, premiums and charges with respect to the loans in the sixth loan group.

(20) The pass-through rate for the Class 6-A-X certificates for each distribution date prior to the distribution date in [April 2012] will be a per annum rate equal to approximately []%. The pass-through rate for the Class 6-A-X certificates for each distribution date in or after [April 2012] will be a per annum rate equal to approximately []%.

(21) The pass-through rate for the Class A-LR and Class A-UR certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(22) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the weighted average of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).


The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

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           Bank


SUMMARY

Relevant Parties

    Issuer.........................    MASTR Adjustable Rate Mortgages Trust
                                       2005-6.

    Depositor......................    Mortgage Asset Securitization
                                       Transactions, Inc., a Delaware
                                       corporation. The depositor's address is
                                       1285 Avenue of the Americas, New York,
                                       New York 10019, telephone number (212)
                                       713-2000. See "The Depositor" in the
                                       prospectus.

    Master Servicer and
    Trust Administrator............    Wells Fargo Bank, N.A. Wells Fargo Bank,
                                       N.A. maintains an office at 9062 Old
                                       Annapolis Road, Columbia, Maryland 21045.
                                       See "The Master Servicer and the
                                       Servicers--The Master Servicer" in the
                                       prospectus supplement.

    Transferor.....................    UBS Real Estate Securities Inc. The
                                       transferor's address is 1285 Avenue of
                                       the Americas, New York, New York 10019,
                                       telephone number (212) 713-2000.

    Trustee........................    [TBD].

Relevant Dates

    Cut-Off Date...................    June 1, 2005.

    Closing Date...................    On or about June 29, 2005.

    Investor Settle Date...........    On or about June 30, 2005.

    Distribution Date..............    The 25th day of each month or, if that
                                       day is not a business day, the next
                                       business day, beginning in July 2005.

    Interest Accrual Period........    The interest accrual period with respect
                                       to all Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis), or except in the case of the first Distribution Date for the Class
                                       1-A-1 and Class 2-A-1 certificates, the
                                       interest accrual period will be the
                                       period beginning with the Closing Date
                                       and ending on the day prior to such
                                       Distribution Date (on an Actual/360
                                       basis).

Optional Termination...............    The Master Servicer may, at its option,
                                       purchase all but not less than all of the mortgage loans in the trust on any Distribution Date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 1% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-Off
                                       Date.

Credit Enhancement.................    Credit enhancements may reduce the harm
                                       caused to holders of certificates by
                                       shortfalls in payments collected on the
                                       loans. Credit enhancements can reduce the effect of shortfalls on all classes of


The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
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           Bank


                                       offered certificates, or they can
                                       allocate shortfalls so they affect some
                                       classes before others.

                                       Subordination. All senior certificates
                                       will receive distributions of interest
                                       and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on all mortgage loans, other than certain excess losses, prior to other classes of certificates.

                                       Yield Maintenance Agreement. In order to mitigate the effect on the yield of the Class 2-A-1 and Class 2-A-X certificates due to the cap equal to the weighted average of the net mortgage interest rates on the second loan group that may be imposed on the pass-through rate of those classes of certificates, such classes of certificates will have the benefit of a yield maintenance agreement.

Last Scheduled
Distribution Date..................    [July 25, 2035].

Collateral.........................    The Trust's main source of funds for
                                       making distributions on the certificates will be collections on seven pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status.........................    Elections will be made to treat the
                                       assets of the trust as three or more
                                       separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively.
                                       The offered certificates, other than the Class A-UR and Class A-LR certificates, will be treated as debt instruments of a REMIC for federal income tax purposes.
                                       The Class A-UR certificates will be
                                       treated as the residual interests in each of the Upper-Tier REMIC and the Middle-Tier REMIC. The Class A-LR certificates will be treated as the residual interests in the Lower-Tier
                                       REMIC.

ERISA Considerations...............    If you are a fiduciary of any retirement
                                       plan or other employee benefit
                                       arrangement subject to the Employee
                                       Retirement Income Security Act of 1974,
                                       as amended, or Section 4975 of the
                                       Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate.
                                       The residual certificates may not be
                                       purchased or transferred to such a plan.


The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.